LETTER TO STOCKHOLDERS

We are pleased to present summary financial information of The Adams Express Company (the Company) for the three months ended March 31, 2010.

Net assets of the Company at March 31, 2010 were $12.56 per share on 87,427,760 shares outstanding, compared with $11.95 per share at December 31, 2009 on 87,415,193 shares outstanding. On March 1, 2010, a distribution of $0.05 per share was paid, consisting of $0.01 from 2009 investment income, $0.02 from 2009 short-term capital gain, $0.01 from 2009 long-term capital gain, and $0.01 from 2010 investment income, all taxable in 2010. On April 7, 2010, an investment income dividend of $0.05 per share was declared to stockholders of record May 14, 2010, payable June 1, 2010.

Net investment income for the three months ended March 31, 2010 amounted to $3,135,897, compared with $3,033,510 for the same three month period in 2009. These earnings are equal to $0.04 and $0.03 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2010 amounted to $8,375,428, or $0.10 per share.

For the three months ended March 31, 2010, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was 5.6%. The total return on the market value of the Company’s shares for the period was 5.0%. These compare to a 5.4% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and a 4.9% total return for the Lipper Large-Cap Core Mutual Fund Average over the same time period.

For the twelve months ended March 31, 2010, the Company’s total return on net asset value was 50.1% and on market value was 46.9%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were 49.8% and 48.5%, respectively.

The Annual Meeting was held on March 23, 2010 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 7.

We are pleased to announce that on March 23, 2010, the Board of Directors elected the following executives to new positions. Mr. David D. Weaver was elected President, after serving the Company as Executive Vice President. He has been a member of our portfolio management team since 2008 and started as a research analyst in 2004. Ms. Nancy J. F. Prue was elected Executive Vice President and has now joined our portfolio management team. Ms. Prue has served as a research analyst for the Company since 1982. She also is Executive Vice President of the Company’s non-controlled affiliate, Petroleum & Resources Corporation, and has served in that capacity since 2009. She has also been a research analyst for Petroleum & Resources since 1986. Mr. Richard A. Church was elected Vice President-Research. Mr. Church has been with the Company as a senior research analyst covering the information technology and telecom services sectors since 2008.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and

Chief Executive Officer

David D. Weaver,

President

April 7, 2010

SUMMARY FINANCIAL INFORMATION

Three Months Ended March 31

(unaudited)

	2010	2009
Net asset value per share	$12.56	$8.76
Total net assets	1,097,711,849	760,002,176
Unrealized appreciation (depreciation)	140,472,812	(205,512,286)
Net investment income	3,135,897	3,033,510
Net realized gain	8,375,428	19,462,868
Market price	10.55	7.52
Shares outstanding	87,427,760	86,767,691
Shares repurchased	28,300	676,675
Total return (based on market price)	5.0%	(5.6)%
Total return (based on net asset value)	5.6%	(8.1)%
Key ratios:
Net investment income to average net assets (annualized)	1.20%	1.58%
Expenses to average net assets (annualized)	0.60%	0.92%
Portfolio turnover	3.20%	5.28%
Net cash & short-term investments to net assets	3.1%	9.2%

RETURNS ON NET ASSET VALUE

As of March 31, 2010

(unaudited)

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Rate of Distribution**
2005	$0.22	$0.09	$0.55	$0.86	1.7%	6.7%
2006	0.23	0.04	0.63	0.90	1.7	6.8
2007	0.32	0.08	0.63	1.03	2.2	7.2
2008	0.26	0.01	0.37	0.64	2.3	5.6
2009	0.15	0.05	0.25	0.45	1.7	5.2

				Average:	1.9%	6.3%

*	The dividend yield is the total income dividends during the year divided by the average daily market price of the Company’s Common Stock.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2010

(unaudited)

	Shares
	Additions		Reductions		Held March 31, 2010
Bank of America Corp.	50,000	(1)			1,185,000
Cliffs Natural Resources Inc.	75,740				102,140
Freeport-McMoRan Copper & Gold Inc.	5,000				115,000
Google Inc.	4,000				24,000
Hewlett-Packard Co.	199,989				199,989
JPMorgan Chase & Co.	60,000				510,000
Norfolk Southern Corp.	100,000				100,000
Praxair, Inc.	109,292				109,292
QUALCOMM Inc.	50,000				300,000
T. Rowe Price Group Inc.	190,000				190,000
Bank of America Corp. Common
Equivalent Securities			50,000	(1)	—
Capital One Financial Corp.			110,000		100,000
ConocoPhillips			100,000		—
Del Monte Foods Co.			200,000		800,000
Northwest Natural Gas Co.			200,000		—
Visa Inc.			100,000		90,000
WGL Holdings, Inc.			74,375		164,225

(1)	Received one share for each share of Bank Of America Corp. Common Equivalent Securities exchanged.

PORTFOLIO SUMMARY

March 31, 2010

(unaudited)

Ten Largest Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$52,110,824	4.8%
Microsoft Corp.	34,538,600	3.1
Oracle Corp.	28,259,000	2.6
General Electric Co.	27,081,600	2.5
PepsiCo, Inc.	23,817,600	2.2
JPMorgan Chase & Co.	22,822,500	2.1
Cisco Systems, Inc.	22,125,500	2.0
United Technologies Corp.	22,083,000	2.0
Bank of America Corp.	21,152,250	1.9
Unilever plc ADR	21,119,664	1.9

Total	$275,110,538	25.1%
*Non-controlled affiliate

Sector Weightings

SCHEDULE OF INVESTMENTS

March 31, 2010

(unaudited)

	Shares	Value (A)
Stocks — 96.9%

Consumer — 21.4%
Consumer Discretionary — 7.2%
Lowe’s Companies, Inc.	600,000	$14,544,000
McDonald’s Corp.	250,000	16,680,000
Newell Rubbermaid Inc. (B)	400,000	6,080,000
Ryland Group Inc.	343,500	7,708,140
Target Corp.	320,000	16,832,000
Walt Disney Co.	480,000	16,756,800

		78,600,940

Consumer Staples — 14.2%
Avon Products, Inc.	324,600	10,994,202
Bunge Ltd. (B)(F)	160,000	9,860,800
Coca-Cola Co.	250,000	13,750,000
CVS/Caremark Corp.	285,000	10,419,600
Dean Foods Co. (B)(C)	425,000	6,668,250
Del Monte Foods Co.	800,000	11,680,000
Hansen Natural Corp. (C)(F)	260,000	11,278,800
Mead Johnson Nutrition Co.	117,383	6,107,437
PepsiCo, Inc. (G)	360,000	23,817,600
Procter & Gamble Co.	315,000	19,930,050
Safeway Inc.	390,000	9,695,400
Unilever plc ADR	721,300	21,119,664

		155,321,803

Energy — 11.1%
Chevron Corp.	200,000	15,166,000
CONSOL Energy Inc. (F)	200,000	8,532,000
Exxon Mobil Corp. (G)	215,000	14,400,700
Halliburton Co.	300,000	9,039,000
Petroleum & Resources Corporation (D)	2,186,774	52,110,824
Spectra Energy Corp.	405,780	9,142,223
Transocean Ltd. (C)	160,000	13,820,800

		122,211,547

Financials — 12.6%
Banks — 2.7%
PNC Financial Services Group, Inc.	270,000	16,119,000
Wells Fargo & Co.	425,000	13,226,000

		29,345,000

Diversified Financials — 8.2%
Bank of America Corp.	1,185,000	21,152,250
Bank of New York Mellon Corp.	403,775	12,468,572
Capital One Financial Corp.	100,000	4,141,000
JPMorgan Chase & Co.	510,000	22,822,500
Morgan Stanley	300,000	8,787,000
State Street Corp.	230,000	10,382,200
T. Rowe Price Group Inc. (B)	190,000	10,436,700

		90,190,222

Insurance — 1.7%
Prudential Financial, Inc. (B)	310,000	18,755,000

Health Care — 12.0%
Abbott Laboratories	320,000	16,857,600
Bristol-Myers Squibb Co.	159,061	4,246,929
Gilead Sciences Inc. (C)	200,000	9,096,000
Hospira Inc. (C)(F)	225,000	12,746,250
Johnson & Johnson	255,000	16,626,000
Medtronic, Inc.	350,000	15,760,500
Pfizer Inc.	1,015,125	17,409,394
Senomyx, Inc. (C)	1,284,400	4,206,410
Teva Pharmaceutical Industries Ltd. ADR	330,000	20,816,400
UnitedHealth Group Inc.	140,000	4,573,800
Zimmer Holdings, Inc. (C)(F)	150,000	8,880,000

		131,219,283

Industrials — 15.5%
Cintas Corp. (B)	300,000	8,427,000
Curtiss-Wright Corp.	360,000	12,528,000
Emerson Electric Co.	300,000	15,102,000
General Electric Co.	1,488,000	27,081,600
Harsco Corp.	310,000	9,901,400
Illinois Tool Works Inc.	250,000	11,840,000
Masco Corp.	450,000	6,984,000
Norfolk Southern Corp.	100,000	5,589,000
Oshkosh Corp. (B)(F)	380,000	15,329,200
Spirit AeroSystems Holdings, Inc. (C)	720,000	16,833,600
Tata Motors Ltd. ADR (B)	1,000,000	18,460,000
United Technologies Corp.	300,000	22,083,000

		170,158,800

Information Technology — 17.9%
Semiconductors — 2.9%
Broadcom Corp.	400,000	13,272,000
Intel Corp.	840,000	18,698,400

		31,970,400

Software & Services — 8.9%
Automatic Data Processing Inc.	300,000	13,341,000
Google Inc. (C)	24,000	13,608,240
Microsoft Corp.	1,180,000	34,538,600
Oracle Corp.	1,100,000	28,259,000
Visa Inc.	90,000	8,192,700

		97,939,540

Technology Hardware & Equipment — 6.1%
Apple Inc. (C)	75,000	17,619,750
Cisco Systems, Inc. (C)	850,000	22,125,500
Dell Inc. (C)	285,000	4,277,850
Hewlett-Packard Co. (B)	199,989	10,629,415
QUALCOMM Inc.	300,000	12,597,000

		67,249,515
Materials — 2.9%
Cliffs Natural Resources Inc. (F)	102,140	7,246,833
Freeport-McMoRan Copper & Gold Inc.	115,000	9,607,100
Potash Corporation of Saskatchewan Inc. (B)(F)	54,000	6,444,900
Praxair, Inc.	109,292	9,071,237

		32,370,070

Telecom Services — 1.0%
AT&T Corp.	400,000	10,336,000

Utilities — 2.5%
MDU Resources Group, Inc.	562,500	12,138,750
Northeast Utilities	350,000	9,674,000
WGL Holdings, Inc. (B)	164,225	5,690,396

		27,503,146

Total Stocks (Cost $922,835,109)		1,063,171,266

Short-Term Investments — 3.0%
Commercial Paper — 0.8%
General Electric Capital Corp., 0.15%, due 4/16/10	9,800,000	9,799,388

Money Market Funds — 2.2%
Fidelity Institutional Money Market – Government Portfolio, 0.04% (E)	100,778	100,778

	Shares	Value (A)
RBC U.S. Government Money Market (Institutional Class I), 0.09% (E)	19,947,082	19,947,082
Vanguard Federal Money Market, 0.01% (E)	35,499	35,499
Western Asset Institutional Government Money Market (Class I), 0.05% (E)	3,552,726	3,552,726

		23,636,085

Total Short-Term Investments (Cost $33,435,473)		33,435,473

Total Securities Lending Collateral — 4.0% (Cost $43,428,755)
Money Market Funds — 4.0%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.13% (E)	43,428,755	43,428,755

Total Investments — 103.9% (Cost $999,699,337)		1,140,035,494
Cash, receivables, prepaid expenses and other assets, less liabilities — (3.9)%		(42,323,645

Net Assets — 100%		$1,097,711,849

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $9,736,764.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $2,090,000.

This report is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 23, 2010. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	66,381,279	6,157,545
Phyllis O. Bonanno	67,774,039	4,764,785
Kenneth J. Dale	67,666,481	4,872,342
Daniel E. Emerson	66,090,091	6,448,732
Frederic A. Escherich	67,752,507	4,786,317
Roger W. Gale	67,856,773	4,682,051
Thomas H. Lenagh	67,807,454	6,731,369
Kathleen T. McGahran	67,729,510	4,809,313
Douglas G. Ober	66,595,361	5,943,462
Craig R. Smith	63,125,035	9,413,788

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2010 was approved with 68,391,097 votes for, 2,634,005 votes against, and 1,513,723 shares abstaining.

A proposal to reapprove the 2005 Equity Compensation Plan was approved with 39,999,398 votes for, 6,670,082 votes against, and 2,367,272 shares abstaining.

The Company

The Adams Express Company

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [2,4]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman and Chief Executive Officer
David D. Weaver	President
Nancy J. F. Prue	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Richard A. Church	Vice President—Research
David R. Schiminger	Vice President—Research
D. Cotton Swindell	Vice President—Research
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/10)	$10.55
Net Asset Value (3/31/10)	$12.56
Discount:	16.0%

New York Stock Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdamsExp

Distributions in 2010

From Investment Income (paid or declared)	$0.07
From Net Realized Gains	0.03

Total	$0.10

2010 Dividend Payment Dates

March 1, 2010

June 1, 2010

September 1, 2010*

December 27, 2010*

*Anticipated